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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Information Statement

REVCARE, INC. (Name of Registrant As Specified In Charter)
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REVCARE, INC.
5400 Orange Avenue, Suite 200
Cypress, California 90630

To Our Stockholders:

        On January 22, 2004 the holders of a majority of our outstanding voting securities executed written consents approving the following action:

    Election of three (3) directors to serve for a period of one year and until their respective successors are duly elected and qualified.

        Our board of directors had previously approved the above action and fixed the close of business on December 1, 2003 as the record date for the determination of stockholders entitled to vote with respect to the above action. The consenting stockholders, whose shares represent approximately 69% of our outstanding voting securities, have consented to the above action. Therefore, no annual meeting of stockholders will be held. Management is not soliciting proxies in connection with this Information Statement and stockholders are requested not to send proxies to us. This Information Statement is being mailed on or about February 20, 2004 to all stockholders of record as of the record date, and is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003, which includes our audited financial statements.

        Your attention is directed to the enclosed Information Statement.

By Order of the Board of Directors
/s/ GEORGE L. MCCABE, JR. George L. McCabe, Jr. Chairman of the Board

Cypress, California
January 30, 2004

REVCARE, INC.
5400 Orange Avenue, Suite 200
Cypress, California 90630

INFORMATION STATEMENT

INTRODUCTION

        This Information Statement is furnished by our board of directors in connection with our election of directors. This Information Statement and the enclosed materials are first being sent on or before the close of business on February 20, 2004 to stockholders of record as of December 1, 2003. On January 22, 2004, the holders of a majority of our outstanding voting securities on the record date executed written consents approving the above action. We will cause the election of directors to become effective 20 days after this Information Statement is first sent to the stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

        The information included in this Information Statement should be reviewed in conjunction with the financial statements, notes to financial statements, auditor's report and other information included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 that is being mailed with this Information Statement to all stockholders of record as of the record date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Effective May 30, 2000, we completed the sale of 15,000,000 shares of our common stock at $0.50 per share to FBR Financial Services Partners (formerly FBR Financial Fund II, L.P.), or FBR, which has become our principal stockholder, owning 69.7% of our outstanding common stock and 68.6% of our outstanding voting securities.

OUTSTANDING SECURITIES AND VOTING RIGHTS

        As of the record date, there were issued and outstanding 21,526,909 shares of our common stock and 345,000 shares of our preferred stock, which shares are collectively referred to in this Information Statement as voting securities for the purpose of determining stockholders entitled to receive this Information Statement. The consenting stockholders held 15,000,000 shares of our common stock and no shares of preferred stock, or approximately 69% of our issued and outstanding voting securities.

        Each holder of voting securities is entitled to one vote in person or by proxy for each share of voting securities in his or her name on our books, as of the record date, on any matter submitted to the vote of the stockholders. However, under Nevada law, any action, which may be taken at any stockholders' meeting, may be taken by written consent of the requisite number of stockholders required to take such action. The election of directors requires the affirmative vote or written consent of a majority of our outstanding voting securities. On January 22, 2004, the consenting stockholders, who hold approximately 69% of our outstanding voting securities, consented to the election of directors as set forth herein. Therefore, we are not submitting the election of directors to a vote of the stockholders, soliciting proxies and will not hold a meeting on this matter.

ELECTION OF DIRECTORS

Information Concerning Nominees

        Our bylaws fix the number of directors of our board of directors at five. On January 22, 2004, our board of directors nominated the three persons listed below for election to the board, with the remaining vacancies to be filled in the future. All three nominees were incumbent directors. Each director will be elected to hold office for a period of one year until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified.

        Each of the nominees has consented to be named in this Information Statement and has consented to serve as a director. However, should any nominee named in this Information Statement for the office of director become unable or unwilling to accept nomination or election, the board of directors may recommend and nominate another person in the place and stead of such person. Our board of directors has no reason to believe that any substitute nominee will be required.

        George L. McCabe, Jr., 44, was elected to serve as our chairman of the board of directors on May 30, 2000. Mr. McCabe has served in a management capacity with FBR, the holder of 69% of our voting securities, since 1996. He is responsible for the management of a private equity fund focused on the financial services industry.

        Edward M. Wheeler, 36, was elected to serve as a director on May 30, 2000. Mr. Wheeler has served in a management capacity with FBR since 1996. He is responsible for the management of a private equity fund focused on the financial services industry.

        Manuel Occiano, 52, was elected to serve as a director on January 26, 2001. On May 30, 2000, our board of directors appointed Manuel Occiano as our chief executive officer. Mr. Occiano assumed management responsibility for the daily operations and reports directly to the board. Mr. Occiano previously served as our president and chief executive officer, as well as a director, from September 16, 1998 until he resigned from both positions in December 1999. Mr. Occiano served as executive vice president and chief operating officer of West Capital Financial Services, Corp., a company principally owned by of SunAmerica Life from July 1996 to September 1998. He spent 13 years with Arthur Andersen LLP as senior manager directing financial services and business consulting practices for the San Diego office.

Additional Executive Officers and Key Employees

        On August 29, 2003, as part of the terms of the Exchange Agreement with Russell and Suzette Morhmann and their affiliate Hospital Employee Labor Pool (HELP), Russell Mohrmann's employment with the company was terminated. See "Employment Agreements" below.

        Robert Perez, 41, was appointed as our senior vice president of sales and marketing on August 14, 2000. Prior to joining us, he was a co-owner and the Secretary/Treasurer of CPS, and was responsible for new business development. Prior to joining CPS, Mr. Perez owned and operated a firm that provided financial and reimbursement consulting services to the healthcare industry.

        On July 28, 2003 our board of directors accepted the resignation of Frederick C. McGee, 55, our chief financial officer and secretary.

        On January 22, 2004 the Board of Directors approved the CEO's January 21, 2004 appointment of Kenneth Leighton, who had served as the secretary and interim chief financial officer from July 25, 2000 until January 2, 2001 to serve as secretary and interim chief financial officer.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

        As part of Mr. Manny Occiano's original employment agreement, Mr. Occiano was eligible to participate in the management bonus pool to be established by the Board of Directors and was entitled, during 1999 only, to quarterly advances of $22,500 to be credited against the management bonus when earned. Mr. Occiano received four such advances amounting to $90,000. This amount is to be credited against future management bonuses when earned. Mr. Occiano also received a loan of $100,000 to purchase 66,000 shares of common stock on the open market. The loan is secured by a pledge of the common stock acquired.

        In conjunction with the acquisition of OCPS, on August 14, 2000 the Company issued $3,675,000 of secured convertible promissory notes to shareholders and officers of OCPS, some of whom were employees or officers of the Company as of September 30, 2003. All of these notes bear interest at the rate of 8 percent per annum. Of these notes, a total of $3,503,500 had a maturity date which occurred in January 2003 and the remaining note had a maturity date that occurred in August 2003, at which time the unpaid principal balances and all accrued and unpaid interest were due. At the option of the holder, the notes are convertible into common stock at $0.735 per share. Certain of these notes were amended and/or retired as part of various transactions that were executed in 2003 as discussed below.

        On September 28, 2001, the Company entered into a revolving line of credit agreement with two officers of the Company (Officer's LOC). The agreement permitted borrowings up to $350,000 at the bank reference (5.25 at September 30, 2003) rate plus one percent. The Officer's LOC is unsecured and had an original expiration date of January 2, 2003. On January 2, 2003, we entered into an amendment with these officers in which the maturity date was extended to January 2, 2004. This agreement was amended during 2003 as discussed below. The remaining balance on the Officer's LOC at December 31, 2003 was $150,000.

        On July 22, 2002, the Company entered into a $100,000 note payable ("July 2002 FBR Note") with its majority stockholder, FBR Financial Services Partners, L.P. (FBR) The July 2002 FBR Note bears interest at the bank reference rate (5.25% at September 30, 2003) plus one percent and is payable on demand, but was subordinate to a note from an officer of the Company until it was amended in August of 2003. The $100,000 FBR note is unsecured.

        On September 19, 2002, the Company entered into a $1,000,000 convertible note payable ("September 2002 FBR Note") with its majority shareholder, FBR. The September 2002 FBR Note bears interest at 12 percent per annum and is payable on demand, but was subordinate to a note from an officer of the Company until it was amended in August of 2003. The September 2002 FBR Note is convertible into the Company's common stock concurrently or at any time following an equity financing of common stock ("Financing") at a conversion price equal to eighty-five percent (85%) of the price per share at which the common stock is sold in the Financing. The Company computed the intrinsic value of the beneficial conversion feature attributable to the September 2002 FBR Note to be $176,471, which will be charged to expense at the time of a Financing. This agreement was amended during 2003.

        On August 13, 2003, the Company executed the relevant documents, under which FBR agreed, to provide the Company a $500,000 unsecured note ("August 2003 FBR Working Capital Note"). The proceeds of this note were used for working capital purposes.

        On August 29, 2003, the Company executed the relevant documents, under which FBR agreed, to provide the Company a $1,000,000 convertible note ("August 2003 FBR Note"). The proceeds for the new $1,000,000 loan from FBR were used to reduce the collections payable to certain of our California-based delinquent debt collection clients. Also on August 29, 2003 the Company negotiated the disposition of its temporary staffing segment (the "Staffing Business"), and entered into an Exchange Agreement with Russell and Suzette Mohrmann and their affiliate, Hospital Employee Labor Pool, a California corporation, or HELP, pursuant to which the transfer was consummated. Pursuant to the terms of the Exchange Agreement, HELP has acquired substantially all of the assets of the Staffing Business in exchange for: (1) the reduction of $1,900,000 of the indebtedness that the Company owed to the Mohrmanns and their affiliates under various notes that the Company had previously issued to them when the Company acquired a number of businesses from them in 2000, (2) the modification of the terms on the remaining $646,719 owed to the Mohrmanns, including the extension of the Company's payment obligation, with payments of $25,000 now being due each month commencing approximately September 1, 2004, the termination of the security interest held by the Mohrmanns, and the subordination of their debt to the Company's other lenders.

        Also on August 29, 2003, the aforementioned FBR $500,000 unsecured note and the August 2003 FBR Note including combined accrued interest of $2,000 were amended and restated into a $1,502,000 senior secured convertible promissory note ("$1,502,000 FBR Note"). All or any portion of the unpaid principal balance and any accrued but unpaid interest outstanding under this Note may be converted into fully paid and nonassessable shares of capital stock of the Company (the "Stock") concurrently upon or at any time following a Financing (as defined below) at the option of Holder. The Stock shall have all of the rights, preferences and privileges of the capital stock issued in the Financing. The number of shares of Stock into which this Note is to be converted shall be determined by dividing said unpaid principal balance and all accrued but unpaid interest by the Conversion Price. The "Conversion Price" shall be determined at such time as the Company closes an equity financing of Stock or debt convertible into Stock with gross proceeds to the Company of least $500,000 (the "Financing"). The Conversion Price shall be the price per share at which the Stock is sold in the Financing or the price at which the debt converts into Stock.

        In connection with the August 2003 FBR Note, the maturity date of all indebtedness that we owe to FBR and the $1,232,272 owed to Robert Perez in connection with the acquisition of OCPS was extended to September 1, 2005, with all outstanding principal and accrued interest due on this date, subject to customary events of acceleration. The loan arrangements included an extension of Mr. Perez's employment agreement until his note is paid in full.

        In addition, the terms of all of the indebtedness are substantially similar, pursuant to amended and restated secured convertible promissory notes, which we issued in exchange for all prior notes. Interest rates on the notes were changed to the prime rate charged by the Company's lender (5.5% at December 31, 2003) plus 4% per annum payable on the maturity date. All of the new notes are secured by substantially all of our assets, including the shares in our subsidiary, Orange County Professional Services, Inc., pursuant to a security agreement. We also entered into agreements with our lenders regarding the priority of their respective security interests. The $1,502,000 FBR Note is senior to all other indebtedness except the Line of Credit with Bridge Bank, which is governed by the Business Financing Agreement dated February 11, 2003 that may be amended from time to time. The outstanding balance of principal and accrued interest under this financing agreement was $418,913 at December 31, 2003. The FBR July 2002 and September 2002 FBR Notes were combined including accrued interest as part of the August 29, 2003 transactions and are subordinate to the Bridge Line of Credit and the $1,502,000 FBR Note and Pari Pasu with all of the indebtedness that we owe Robert Perez. The Officer's LOC was subordinated to the Line of Credit with Bridge Bank, all indebtedness owed to FBR and all indebtedness owed to Robert Perez. Pursuant to the terms of the Exchange Agreement with Russell and Suzette Mohrmann and their affiliate, Hospital Employee Labor Pool, a California corporation, or HELP, the remaining $646,719 owed to the Mohrmanns was subordinated to the Company's other lenders.

BOARD OF DIRECTORS AND COMMITTEES

        Our board of directors meets during our fiscal year to review significant developments affecting us and to act on matters requiring board approval. The board of directors met six (6) times and acted by unanimous written consent three (3) times during the 2003 fiscal year. During that period, all members of the board participated in at least 75% of all board and applicable committee meetings.

        Our board of directors has established audit, executive, stock option and nominating and compensation committees to devote attention to specific subjects and to assist in the discharge of its responsibilities. The functions of those committees, their members and the number of meetings held during the 2003 fiscal year are described below.

        Audit Committee. The Audit Committee was established to recommend to our board of directors the appointment of the firm selected to be our independent public accountants and to monitor the performance of such firm; to review and approve the scope of the annual audit and quarterly reviews and evaluate with the independent public accountants our annual audit and annual financial statements; to review with management the status of internal accounting controls; to evaluate any problem areas having a potential financial impact on us which may be brought to our attention by management, the independent public accountants or the board of directors; and to evaluate all of our public financial reporting documents. The board of directors has not adopted a written charter for the Audit Committee. Mr. McCabe and Mr. Wheeler are presently the members of the Audit Committee, neither of who are independent based on the definition of independence under Rule 4200(a)(14) of the NASD's listing standards. The Audit Committee, which held two (2) meetings during the fiscal year, has:

  •
  reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2003 with management;

  •
  discussed with Mayer Hoffman McCann P.C., our independent accountants, the matters required to be discussed by SAS 61;

  •
  received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, and has discussed with the independent accountants the independent accountants' independence and;

  •
  based on these reviews and discussions, recommended to our board of directors that the audited financial statements be included in our Annual Report in Form 10-KSB for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

        Mr. George McCabe and Mr. Edward Wheeler are members of the audit committee.

        Executive Committee. The Executive Committee is empowered to act in lieu of the board of directors on any matter except that for which the board of directors has specifically reserved authority to itself and except for those matters specifically reserved to the full board of directors by law. Mr. McCabe and Mr. Wheeler are presently the members of the Executive Committee. The Executive Committee did not meet during the fiscal year as all matters acted on during the fiscal year were acted upon by our board of directors.

        Stock Option Committee. The Stock Option Committee develops and administers incentive plans, including our 1995 Stock Option Plan. Mr. McCabe and Mr. Wheeler are presently the members of the Stock Option Committee. The Stock Option Committee did not meet during the fiscal year as all matters acted on during the fiscal year were acted upon by our board of directors.

        Nominating and Compensation Committee. The Nominating and Compensation Committee was established to recommend and nominate qualified persons to serve as our independent directors and to determine the compensation of our executive officers and key employees. Mr. McCabe and Mr. Wheeler are presently the members of the Nominating and Compensation Committee, neither of who are independent based on the definition of independence under Rule 4200(a)(14) of the NASD's listing standards. The Nominating and Compensation Committee did not meet during the fiscal year as all matters acted on during the fiscal year were acted upon by our board of directors. The Nominating and Compensation Committee does not have a charter and has not adopted procedures for the consideration of nominees recommended by security holders. No charter exists, as our board of directors would likely consider all nominees.

INDEPENDENT PUBLIC ACCOUNTANTS

        On October 17, 2003, RevCare, Inc. ("RevCare" or "the Company") determined to dismiss its independent accountants Grant Thornton LLP ("Grant Thornton"). Grant Thornton was engaged effective June 5, 2002 to audit the financial statements of RevCare for the fiscal year ending

September 30, 2002 but did not complete its audit and did not express an opinion on financial statements for the years ended September 30, 2003 and 2002. We have informed Grant Thornton that the reason for the dismissal was the cost of future services.

        During the period from June 5, 2002 through October 17, 2003, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to Grant Thornton's satisfaction would have caused them to make reference to the subject matter of the disagreement if they had issued reports.

        The Company retained Grant Thornton after dismissing Arthur Andersen LLP. As previously disclosed in our Current Report on Form 8-K dated June 3, 2002, at the time of Arthur Andersen LLP's dismissal there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter in their report on RevCare's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

        Also on October 17, 2003 the Company appointed Mayer Hoffman McCann P.C. as its new independent accountants to audit the Company's financial statements for the years ended September 30, 2003 and 2002. The decision not to continue to retain Grant Thornton and to retain Mayer Hoffman McCann P.C. was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

Audit Fees

        Audit fees billed or to be billed to us by Mayer Hoffman McCann P.C. for review of our annual financial statements and the financial statements included in our quarterly reports on Form 10-QSB, which review was approved by the audit committee for the fiscal year ended September 30, 2003 and 2002 were $130,000 and $120,000, respectively.

Audit Related Fees

        We did not pay Mayer Hoffman McCann P.C. to provide services reasonably related to the performance of the audit for the fiscal year ended 2003 or 2002. However, we did engage Grant Thornton to provide tax services and have been billed $13,500 for fiscal years 2002.

All Other Fees

        We have not been billed by Mayer Hoffman McCann P.C. with respect to the fiscal year 2003 for all other non-audit services rendered to us, including tax related services. The Audit Committee has concluded that the provision of the other services including tax-related services by Mayer Hoffman McCann P.C. is compatible with maintaining their independence.

THE CONSENTING STOCKHOLDERS

        Our stockholders, including two of our directors, representing voting rights equal to approximately 69% of the shares entitled to vote on the election of directors, have delivered written consents to the election of the above nominees as our directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified as set forth in this Information Statement.

        The names of these consenting stockholders and the number of shares of our voting securities such persons are entitled to vote on the election of directors are as follows:

Name	Number of Shares of Voting Securities Entitled to Vote as of Record Date	Percentage of Voting Securities as of Record Date
FBR Financial Services Partners	15,000,000	68.6%

Total:	15,000,000	68.6%

        Messrs. George L. McCabe and Edward M. Wheeler, our directors, are managing directors of FBR Financial Services Partners. FBR is the holder of our common stock.

        These shares represent approximately 69% of our outstanding voting securities. Therefore, the proposals have been approved by written consent of the consenting stockholders and will take effect 20 days after this Information Statement is sent to our stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the annual and long-term cash and non-cash compensation paid by us for services rendered in all capacities during the fiscal years ended September 30, 2003, 2002 and 2001 to those persons who were, as of September 30, 2003, our chief executive officer and our other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended September 30, 2003:

Long-Term Compensation
	Annual Compensation				Awards		Payout
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other ($)	Restricted Stock Award(s)($)	Options/ SARs (#)	LTIP Payout ($)	All Other Compensation ($)(1)
Manuel Occiano(2) chief executive officer and president	2003 2002 2001	239,583 250,000 239,583	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Robert Perez(3) senior vice president	2003 2002 2001	167,708 175,000 167,886	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-
Kenneth Leighton acting chief information officer	2003 2002 2001	119,600 124,800 110,718	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-

(1)
The remuneration described in the table does not include the cost to us of benefits furnished to the named executive officers, including premiums for health insurance and other personal benefits provided to such individuals in connection with their employment. The value of such benefits cannot be precisely determined; however, the named executive officers did not receive other compensation in excess of the lesser of $50,000 or 10% of such officers' cash compensation.

(2)
Mr. Occiano's employment agreement with us expired on May 30, 2003 and his employment is now on an "at will" basis. See "Employment Agreements" below.

(3)
Mr. Perez began his employment with us on August 14, 2000 upon completion of the Company's acquisition of CPS. See "Employment Agreements" below.

STOCK OPTIONS GRANTED IN FISCAL 2003

        There were no grants of options to purchase our common stock made during the fiscal year ended September 30, 2003.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

        Mr. Occiano's employment agreement with us expired on May 30, 2003 and his employment is now on an "at will" basis.

        On August 29, 2003, as part of the terms of the Exchange Agreement with Russell and Suzette Morhmann and their affiliate Hospital Employee Labor Pool (HELP), Russell Mohrmann's employment with the company was terminated.

        On August 29, 2003, Senior Vice President of Sales and Marketing Executive Robert Perez' employment contract was extended to September 1, 2005 as part of the restructuring and extension of the note payable Mr. Perez. If we terminate his employment without cause, or if he resigns within 60 days after he is removed from his position as a Director by the Company, he is forced to relocate more than 100 miles from the site of his present employment or we reduce his salary, without cause he will continue to receive his base salary for 180 days after such termination or resignation.

        On July 28, 2003 our board of directors accepted the resignation of Frederick C. McGee, 55, our chief financial officer and secretary.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners and Management

        The following tables set forth information, as of December 1, 2001, concerning shares of our voting securities beneficially owned by (i) each stockholder known by us to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each of our directors and our executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Common stock	FBR Financial Services Partners(2) Potomac Tower 1001 Nineteenth Street North Arlington, VA 22209	15,000,000	69.7%
Common stock	Cede & Co. P.O. Box 20 Bowling Green Station New York, NY 10004	3,617,912	16.8%
Common Stock	MAC & Co. P.O. Box 3196 Pittsburgh, PA 15230-3196	2,000,000	9.3%
Common stock Preferred stock	Farrest Hayden P.O. Box 814 Los Alamitos, CA 90630	7,449 121,088	* 35.1%
Common stock Preferred stock	Lacayo Family Trust 234 E Colorado Blvd, Suite 300 Pasadena, CA 91101	387,048 117,060	2.3 33.9	% %
Common stock	Manuel Occiano(3)	758,308	1.8%
Common stock	Kenneth Leighton(4)	50,000	*
Common stock	George L. McCabe, Jr.(5)	15,000,000
Common stock	Edward M. Wheeler(6)	15,000,000
Common stock	Robert Perez(7)	$1,232,272
all directors and officers as a group (4 persons)	Common stock Preferred stock	15,489,076 0	71.9%

(1)
Beneficial ownership is determined in accordance with the applicable rules under the Securities Exchange Act of 1934. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days from the date hereof, are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership deemed outstanding of any other person. Percentage of ownership is based on 21,526,909 shares of common stock and 345,000 shares of preferred stock.

(2)
Messrs. George L. McCabe, Jr. and Edward C. Wheeler, our directors, are managing directors of FBR Financial Services Partners.

(3)
Mr. Manuel Occiano is a director and our chief executive officer. Includes 692,308 shares of common stock that can be acquired within 60 days of the date of this Information Statement upon the exercise of options.

(4)
Mr. Kenneth Leighton is our acting chief financial officer and secretary. Includes 50,000 shares of common stock that can be acquired within 60 days of the date of this Information Statement upon the exercise of options.

(5)
Includes 15,000,000 shares of common stock held by FBR Financial Services Partners. Mr. McCabe, our director, is a managing director of FBR, and may be deemed to have voting or investment control with respect to these shares. Mr. McCabe disclaims beneficial ownership with respect to these shares.

(6)
Includes 15,000,000 shares of common stock held by FBR Financial Services Partners. Mr. Wheeler, our director, is a managing director of FBR, and may be deemed to have voting or investment control with respect to these shares. Mr. Wheeler disclaims beneficial ownership with respect to these shares.

(7)
Mr. Robert Perez is senior vice president of sales and marketing. Includes 1,678,082 shares of common stock that can be acquired within 60 days of the date of this Information Statement upon exercise of a convertible note held by him.

*
Represents less than 1% of the class of shares

ANNUAL REPORT

        A COPY OUR ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND NOTES THERETO, IS BEING MAILED TO EACH STOCKHOLDER TOGETHER WITH THIS INFORMATION STATEMENT. ADDITIONAL COPIES OF THE ANNUAL REPORT MAY BE OBTAINED BY STOCKHOLDERS WITHOUT CHARGE BY WRITING TO US AT OUR ADDRESS SET FORTH ON THE COVER OF THIS INFORMATION STATEMENT.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended September 30, 2003, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the fiscal year.

OTHER BUSINESS

        No further business was transacted by written consent to corporate action in lieu of a meeting of stockholders to which this Information Statement pertains.

COSTS OF INFORMATION STATEMENT

        This Information Statement has been prepared by us and our board of directors, and we will bear the costs of distributing this Information Statement to our stockholders, including the expense of preparing, assembling, printing, and mailing this Information Statement and attached materials. Although there is no formal agreement to do so, we may reimburse banks, brokerage houses, and other custodians, nominee and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to our stockholders. We may pay for and use the services of other individuals or companies not regularly employed by us in connection with the distribution of this Information Statement if our board of directors determines that this is advisable.

By the order of the Board of Directors,
/s/ GEORGE L. MCCABE, JR. George L. McCabe, Jr. Chairman of the Board

Cypress, California
January 29, 2004

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INTRODUCTION
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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OUTSTANDING SECURITIES AND VOTING RIGHTS
ELECTION OF DIRECTORS
TRANSACTIONS WITH MANAGEMENT AND OTHERS
BOARD OF DIRECTORS AND COMMITTEES
INDEPENDENT PUBLIC ACCOUNTANTS
THE CONSENTING STOCKHOLDERS
EXECUTIVE COMPENSATION
STOCK OPTIONS GRANTED IN FISCAL 2003
EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ANNUAL REPORT
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER BUSINESS
COSTS OF INFORMATION STATEMENT